UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2020 (April 27, 2020)

AG Mortgage Investment Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 26th floor
New York, New York 10167
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (212) 692-2000

Not Applicable
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	MITT	New York Stock Exchange (NYSE)
8.25% Series A Cumulative Redeemable Preferred Stock	MITT PrA	New York Stock Exchange (NYSE)
8.00% Series B Cumulative Redeemable Preferred Stock	MITT PrB	New York Stock Exchange (NYSE)
8.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	MITT PrC	New York Stock Exchange (NYSE)

Item 1.01. Entry in a Material Definitive Agreement.

New Forbearance Agreement

As previously disclosed on April 13, 2020, AG Mortgage Investment Trust, Inc. and certain of its affiliates (the “Company”) entered into a forbearance agreement (the “First Forbearance Agreement”) with each of the following financing counterparties Bank of America, N.A., BofA Securities, Inc., Credit Suisse Securities (USA) LLC, Credit Suisse AG, Credit Suisse International, Barclays Capital Inc., Barclays Bank PLC, Société Général S.A., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Goldman Sachs Bank USA and Goldman, Sachs & Co. LLC.

Simultaneously with the execution of the First Forbearance Agreement, Wilmington Trust, National Association was appointed as the collateral agent (the “Collateral Agent”) for the Participating Counterparties pursuant to a Security and Collateral Agency Agreement dated April 10, 2020 (the “Security Agreement”). Under the terms of the Security Agreement, the Collateral Agent holds, for the benefit of the Participating Counterparties in accordance with their respective Pro Rata Realized Losses, a lien on all right, title or interest in, a security interest in and lien on all right, title or interest in or to all assets of the Company (the “Collateral”).

By its terms, the First Forbearance Agreement was scheduled to expire at 6:30 p.m. Eastern Daylight Time on April 27, 2020. In connection therewith, on April 27, 2020, the Company entered into a new forbearance agreement (the “Second Forbearance Agreement”) with each of Bank of America, N.A., BofA Securities, Inc., Credit Suisse Securities (USA) LLC, Credit Suisse AG, Credit Suisse International, Barclays Capital Inc., Barclays Bank PLC, Wells Fargo Bank, National Association and Wells Fargo Securities, LLC (each, a “Participating Counterparty,” and collectively, the “the Participating Counterparties”). The Company expects Société Général S.A., Goldman Sachs Bank USA and Goldman, Sachs & Co. LLC to enter into the Second Forbearance Agreement within the one business day period allowed under the Second Forbearance Agreement.

Capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in the Second Forbearance Agreement.

Pursuant to the terms of the Second Forbearance Agreement, subject to certain conditions, each Participating Counterparty agrees to forbear from exercising any of its rights and remedies in respect of events of default and any and all other defaults under the applicable repurchase agreement with the Company until the earlier of (a) 4:30 p.m. Eastern Daylight Time on June 1, 2020 or (b) the occurrence and continuance of a Triggering Event (the “Forbearance Period”). The security interest the Company granted to the Participating Counterparties under the First Forbearance Agreement remains in full force and effect. During the Forbearance Period, the Company shall have full power and authority to use cash Collateral in accordance with a cash budget set forth in a schedule to the Second Forbearance Agreement. Additionally, nothing contained in the Second Forbearance Agreement will prevent a Participating Counterparty from exercising any rights or remedies required by FINRA Rule 4210 as long as the applicable Participating Counterparty has exercised good faith efforts to obtain a waiver of, or an extension pursuant to, or to otherwise excuse compliance with, FINRA Rule 4210.

A “Triggering Event” under the Second Forbearance Agreement includes (i) failure of the Company to comply with the terms of the Second Forbearance Agreement or any of the Security Documents or the related Intercreditor Agreement entered into in relation to the Collateral; (ii) inaccuracy of representations and warranties made by the Company in the Second Forbearance Agreement; (iii) filing of a voluntary or involuntary bankruptcy petition with respect to the Company, and such petition is not controverted within 10 days or is not dismissed within fifteen (15) days after the filing thereof; (iv) appointment of a custodian, receiver, liquidator, trustee, monitor, sequestrator or similar official for the Company or all or any substantial part of its assets or properties; (v) the CMBX.NA.AAA.13 Index remains 20% below the level of such index as of the commencement of the Forbearance Period for three (3) consecutive trading days; (vi) the Company makes a dividend or other distribution on any preferred or common stock prior to the end of the Forbearance Period; (vii) the independent directors of the Company (other than independent directors of certain special purpose entity subsidiaries of the Company) receive compensation other than common stock; (viii) except as otherwise agreed to by the Participating Counterparties, the making of any payments to or liens or collateral granted for the benefit of any counterparty, including the Participating Counterparties (other than as expressly set forth in the Forbearance Agreement), or any lender or agent with respect to any material indebtedness of the Company; (ix) the exercise of remedies in connection with a Triggering Event by any Participating Counterparty; (x) except as otherwise agreed to by the Participating Counterparties, payment by the Company to any repurchase agreement counterparty, including a Participating Counterparty or non-Participating Counterparty, other than as expressly set forth in the Second Forbearance Agreement; (xi) the threat or commencement of litigation by the Company against any Participating Counterparty (other than in connection with a breach of the Second Forbearance Agreement by a Participating Counterparty); (xii) the failure by the Company to remit to the applicable Participating Counterparty income or proceeds received by the Company with respect to the assets subject to the repurchase agreements within one (1) business day of the receipt of such income or proceeds; (xiii) the Security Documents cease to create a valid and perfected first priority security interest in the Collateral after such perfection occurs in accordance with the terms of the First Forbearance Agreement and Security Documents; (xiv) the failure by the Company to take action’s within the Company’s control within two (2) business days of actual notice to, or actual knowledge by, the Company to have the DTC repo tracker turned “off” with respect to the assets subject to the relevant Applicable Agreements; and (xv) any Company shall take any actions within such Company’s control to have the DTC repo tracker turned “on” with respect to assets subject to the relevant Applicable Agreements.

During the Forbearance Period, notwithstanding any terms of any applicable repurchase agreement to the contrary, the rate of interest or the pricing rate that shall accrue on any and all obligations of the Company owed to each Participating Counterparty under the applicable repurchase agreement shall be the sum of (i) LIBOR (as defined and determined pursuant to the terms of each applicable repurchase agreement) and (ii) 5.00%.

During the Forbearance Period, notwithstanding any term in any repurchase agreement to the contrary, each Participating Counterparty agrees to extend the maturity dates of each of its repurchase agreements until the end of the Forbearance Period.

Subject to advance written notice to all Participating Counterparties, the Company and a Participating Counterparty may agree to optionally terminate a repurchase transaction in whole or in part through the sale of all or a portion of the assets (the “Applicable Assets”) subject to such repurchase agreement, provided that: (x) each sale of the Applicable Assets shall be made on an arm’s length basis on customary market terms; (y) unless otherwise approved the Required Counterparties, no such sale will result in a loss in excess of: (a) 1% of the Loan Balance, and (b) an Aggregate Securities Net Loss in excess of 10% of the Participating Counterparty’s Securities Balance. The Required Counterparties shall be deemed to have approved (i) the sale of a Loan Asset or a pool of Loan Assets provided that such sale will not result in a loss in excess of 1% of the Loan Balance, and (ii) the sale of Securities Assets to the extent that such sale does not result in an Aggregate Securities Net Loss in excess of 10% of the Participating Counterparty’s Securities Balance. Within two (2) business days after settlement of a sale, the Company shall send a report detailing any gains and/or losses and the then current outstanding amounts due under the related Applicable Agreements. All proceeds of any such termination (net of reasonable and customary expenses (if any) in connection with the applicable disposition) shall be remitted to and applied by the relevant Participating Counterparty as follows: (i) first, to the outstanding repurchase price in respect of the disposed applicable assets, (ii) second, to all other obligations owed under such applicable repurchase agreement, (iii) third, to all other obligations owed by the Company to the relevant Participating Counterparty or its affiliates under any such applicable repurchase agreements, any other agreements or otherwise (regardless of whether the applicable Participating Counterparty or such affiliate has a contractual right to do so under the applicable repurchase agreement or any other agreement with the Company), and (iv) fourth, after termination of all of a Participating Counterparty’s Applicable Agreements, satisfaction all obligations thereunder, and application of all remaining proceeds in accordance with the foregoing, any further proceeds shall be subject to the lien and security interest granted in the First Forbearance Agreement and any such excess cash proceeds shall be remitted directly to Deposit Accounts that are subject to Deposit Account Control Agreements. In addition, the Company and the Participating Counterparties agree to reasonably cooperate to facilitate such sales of the Applicable Assets and any sales executed prior to the Effective Date, and the Company will use best efforts to receive the required consents of the Required Counterparties prior to any such sale. Further, all cash collateral that is held by any Participating Counterparty or any affiliate thereof in connection with any applicable repurchase agreement shall be applied by the relevant Participating Counterparty in accordance with the foregoing.
During the Forbearance Period, the Company, among other things, agrees (i) to, within (2) business days after the Effective Date, make an additional cash margin payment to each Participating Counterparty in an amount equal to its Pro Rata UPB Share of $40 million; (ii) not to pay any (a) management fees to AG REIT Management, LLC (the “Manager”), or any of the Manager’s affiliates or (b) dividends with respect to its outstanding preferred stock or common stock prior to the end of the Forbearance Period; (iii) to compensate the Company’s independent directors solely with common stock (except with respect to independent directors of special purpose entity subsidiaries of the Company); (iv) in connection with a Non-Participating Counterparty’s agreement to waive, or forbear from exercising remedies with respect to a default or potential default under a repurchase agreement or similar agreement with such Non-Participating Counterparty, to provide (a) any benefit or consideration to such Non-Participating Counterparty that is more favorable than the consideration or benefits under the Second Forbearance Agreement or (b) to agree to any term or conditions with such Non-Participating Counterparty that is more favorable than the terms set forth in the Second Forbearance Agreement, to provide advance written notice to the Participating Counterparties of such consideration, benefit, terms or conditions and to extend to the Participating Counterparties the same favorable consideration, benefits, terms or conditions that may be provided to a Non-Participating Counterparty; (v) to cooperate fully with the Participating Counterparties and their respective agents and professionals with any financial review or appraisal of the business, assets or conditions of the Company, including responses to all reasonably requested information, at the expense of the Company; (vi) to pay the reasonable and documented professional fees of the Participating Counterparties incurred in connection with the consideration of the Second Forbearance Agreement, including legal fees and fees and expenses of a financial advisor for the Participating Counterparties; (vii) unless otherwise agreed upon by the Participating Counterparties, not to make any draws upon or otherwise access extensions of credit, including any further sales or repurchases, including, without limitation, from affiliates, other than with respect to certain

Expected Agreements; (viii) that all funds, cash collateral, income and other proceeds under or in connection with any repurchase assets under a repurchase agreement shall be applied (a) first, to all accrued and unpaid interest, (b) second, to the outstanding principal amount owed to the Participating Counterparty (c) third, to all other obligations owed by the Company to the relevant Participating Counterparty, and (d) fourth, to the extent there are any further proceeds, as subject to the lien and security interest granted in the First Forbearance Agreement; (ix) upon the reasonable request of any Participating Counterparty and at the Company’s expense, to make, execute, endorse, acknowledge, file, record, register and/or deliver such agreement or document and take such other actions to create, perfect, preserve or protect the security interest of the Collateral Agent on behalf of the Participating Counterparties; (x) to notify each Participating Counterparty of the occurrence of any Triggering Event or event of default; (xi) that New York Governor Andrew Cuomo’s Executive Order No. 202.9, “Continuing Temporary Suspension and Modification of Laws Relating to Disaster Emergency” is inapplicable to any repurchase agreement with the Participating Counterparties and will not seek to assert a claim against the Participating Counterparties on the basis of such order; (xii) unless agreed upon by the Required Counterparties, to not enter into any new repurchase agreements, forward transactions, hedging agreements, ISDA agreements, warehouse agreements, swap agreements, loan agreements or any new transaction under the repurchase agreements; (xiii) to make a good faith effort to undertake a deleveraging process and use its commercially reasonable efforts to accomplish such deleveraging; and (xiv) on a weekly basis during the Forbearance Period, to provide reasonably detailed written reports on the progress of the Company in its recapitalization and refinancing process; and (xv) to release each Participating Counterparty and certain related parties from any claims existing or that arose prior to the time of the Forbearance Agreement. Neither the Company nor any Participating Counterparty waives any of the parties' rights under the terms of the repurchase agreements or applicable law, including with respect to any bankruptcy proceedings.

Subordinated Debt

Also as previously disclosed on April 13, 2020 and in connection with the First Forbearance Agreement, the Company and certain of its subsidiaries issued a secured promissory note (the “Note”) to the Manager evidencing a $10 million loan made by the Manager to the Company (the “Initial Advance”). The Initial Advance is due on March 31, 2021 and accrues interest on the unpaid principal balance at 6.0% per annum. The Company’s obligations under the Note are secured by a lien on all of the assets of the Company granted pursuant to a Security Agreement dated April 10, 2020 between the Company and the Participating Counterparties and the Manager (the “Subordinated Security Agreement”) and the Manager agreed to subordinate the obligations of the Company with respect to the Note and liens held by the Manager for the security of the performance of the Company’s obligations under the Note to the Company’s obligations to the Participating Counterparties and to the lien held by the Collateral Agent pursuant to an Intercreditor and Subordination Agreement by and among the Company, the Manager and the Collateral Agent (the “Intercreditor and Subordination Agreement”).

On April 27, 2020, the Company and the Manager entered into an amendment to the Note (the “Note Amendment”) to reflect an additional $10 million of cash loaned by the Manager to the Company (the “Additional Advance”). Under the terms of the Note Amendment, the total principal amount outstanding under the Note was increased from $10 million to $20 million. The Additional Advance is due on July 27, 2020 and accrues interest on the unpaid principal balance at 6.0% per annum. In connection with the Note Amendment, the Subordinated Security Agreement and the Intercreditor and Subordination Agreement were each amended to reflect the Additional Advance.

The foregoing descriptions of the Second Forbearance Agreement, the Note Amendment, the amendment to the Subordinated Security Agreement and the amendment to the Intercreditor and Subordination Agreement are not complete and are qualified in their entireties by the text of each instrument, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 with respect to the Note Amendment is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 27, 2020, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Exhibit 99.1 hereto is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Second Forbearance Agreement dated April 27, 2020, by and among AG Mortgage Investment Trust, Inc. and certain of its affiliates and the Participating Counterparties listed on Schedule 1 thereto

10.2	Amendment No. 1 to the Secured Promissory Note, dated April 27, 2020 from AG Mortgage Investment Trust, Inc. payable to AG REIT Management, LLC

10.3	Amendment No. 1 to the Subordinated Security Agreement, dated April 27, 2020 by and among AG Mortgage Investment Trust, Inc. and AG REIT Management, LCC

10.4
Amendment No. 1 to the Intercreditor and Subordination Agreement, dated April 27, 2020 by and among AG Mortgage Investment Trust, Inc., Wilmington Trust, National Association as collateral agent and AG REIT Management, LLC.

99.1	Press Release, dated April 27, 2020

Forward-Looking Statements

When used in this report or other written or oral communications, statements which are not historical in nature, including those containing words such as “will,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “could,” “would,” “should,” “may”, “expect” or similar expressions, are intended to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and, as such, may involve known and unknown risks, uncertainties and assumptions. Statements regarding the following subjects, among others, may be forward-looking: our ability to accurately predict our outstanding indebtedness and the status of our ongoing discussions with our financing counterparties. Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of the Company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual results and outcomes could differ materially from those projected in these forward-looking statements due to a variety of factors, including, without limitation, changes in interest rates, changes in default rates, changes in the yield curve, changes in prepayment rates, the availability and terms of financing, changes in the market value of our assets, general economic conditions, conditions in the market for Agency RMBS, Non-Agency RMBS and CMBS securities, Excess MSRs and loans, our ability to predict and control costs, conditions in the real estate market, legislative and regulatory changes that could adversely affect the business of the Company, our negotiations with our repurchase financing counterparties and the Manager, our ability to negotiate further extensions of the Forbearance Period and the maturity of the Additional Advance, if required, with the Participating Counterparties and the Manager, respectively, and the ongoing spread and economic effects of the novel coronavirus (COVID-19). Additional information concerning these and other risk factors are contained in the Company’s filings with the Securities and Exchange Commission (“SEC”), including our most recent Annual Report on Form 10-K and subsequent filings. All information in this current report on Form 8-K is as of April 27, 2020. The Company undertakes no duty to update any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2020	AG MORTGAGE INVESTMENT TRUST, INC.

	By:	/s/ RAUL E. MORENO
Name: Raul E. Moreno
Title: General Counsel and Secretary